UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2003

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Delaware	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT 99.1

Item 7.  Financial Statements and Exhibits

     (c) Exhibits:

     99.1 Press Release dated November 12, 2003 of The Greenbrier Companies, Inc.

Item 9.  Regulation FD Disclosure

The following information is disclosed pursuant to Item 12 on Form 8-K:

On November 12, 2003, The Greenbrier Companies issued a press release reporting the Company’s results of operations for the year ended August 31, 2003. A copy of such release is attached as Exhibit 99.1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date:	November 12, 2003	By:	/s/ Larry G. Brady

Larry G. Brady
Senior Vice President and Chief Financial Officer

(Principal Financial and Accounting Officer)